THIRD AMENDMENT TO RESTATED CREDIT AGREEMENT

         THIS DOCUMENT is entered into to be effective as of January 30, 1998, between KANEB PIPE LINE OPERATING PARTNERSHIP, a Delaware limited partnership ('BORROWER'), Lenders, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association, ('AGENT') as Agent for Lenders.

         Borrower, Agent, and Lenders are party to the Restated Credit Agreement (as amended through the date of this document and as further renewed, extended, amended, and restated, the ('CREDIT AGREEMENT') dated as of December 22, 1994 providing for a $15,000,000 revolving credit facility (the 'REVOLVING FACILITY') and the issuance of letters of credit up to an aggregate face amount of $4,118,000. Borrower, Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to provide for (a) an extension of the stated date of maturity for the Revolving Facility, (b) an increase in the maximum amount available under the Revolving Facility, and (c) modification of certain pricing terms. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Lenders agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this document, terms defined in the Credit Agreement have the same meanings when used in this document.

2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended as follows:

(A) CLAUSE (B) in the definition of LIBOR RATE in SECTION 1 is amended as follows:
                   (b) A margin of interest that, for any day, is determined on the basis of the ratio of the KPP Companies consolidated Funded Debt to EBITDA, as follows:

         RATIO OF FUNDED DEBT TO EBITDA                            MARGIN
         3.00 to 1.00 or more                                      0.875%
         Less than 3.00 to 1.00, but 2.50 to 1.00 or more          0.625%
         Less than 2.50 to 1.00, but 2.00 to 1.00 or more          0.500%
         Less than 2.00                                            0.375%

                  For purposes of calculating that ratio, EBITDA is calculated for the KPP Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the day the margin of interest is determined. EBITDA is determined from the Current Financials and related Compliance Certificate then most recently delivered to Agent, effective as of the date received by Agent. If Borrower fails to timely furnish to Agent any Financial Statements and related Compliance Certificates required by this agreement, then the margin of 1.125% shall apply and remain in effect until Borrower furnishes them to Agent.

(B) SECTION 1.1 is further amended by entirely amending the definition of STATED TERMINATION DATE, as follows: STATED TERMINATION DATE means January 31, 2001.

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(C)      SECTION 2.1(B) is entirely amended, as follows:

             (b) the Principal Debt (other than for payments under LCs) may never exceed $25,000,000,

(D)      SECTION 4.3 is entirely amended, as follows:

                  4.3 Commitment Fee. Borrower shall pay to Agent for the account of Lenders (based on their respective Commitment Percentages) a commitment fee, payable as it accrues from the date of this agreement as of the last day of each February, May, August, and November (commencing February 28, 1998), and on the Termination Date, equal to the Applicable Percentage (per annum) of the amount by which (a) the total Commitments exceeds (b) the average-daily Commitment Usage, determined for the calendar quarter (or portion of a calendar quarter commencing on the date of this agreement or ending on the Termination
         Date) preceding and including the date it is due.

                  For purposes of this SECTION 4.3, the term, 'APPLICABLE PERCENTAGE' means, for any day, a commitment fee percentage subject to adjustment (upwards or downwards, as appropriate), based on the ratio of the KPP Companies' Funded Debt to EBITDA, as follows:

          RATIO OF FUNDED DEBT TO EBITDA                     PERCENTAGE

          Greater than 2.50 to 1.00                             0.20%
          Less than or equal to 2.50 to 1.00                    0.15%


                  For purposes of calculating that ratio, EBITDA is calculated for the KPP Companies' most recently-completed-four-fiscal quarters, and Funded Debt is determined as of the day the commitment fee is due. EBITDA is determined from the Current Financials and related Compliance Certificate then most recently delivered to Agent, effective as of the date received by Agent. If Borrower fails to timely furnish to Agent any Financial Statements and related Compliance Certificates required by this agreement, then the percentage of .20% shall apply and remain in effect until Borrower furnishes them to Agent.

                  3. CANCELLATION OF LC AVAILABILITY. As of the date of this document, the LC Exposure is $0.00. Notwithstanding anything in the Loan Documents to the contrary, Lenders= Commitments with respect to LCs are hereby cancelled, and commencing on the date of this document neither Agent nor any of its Affiliates shall, under any circumstances, issue LCs under the Credit Agreement.

                  4. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, PARAGRAPH 2 of this document is not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Agent receives (1) counterparts of this document executed by each party named on the signature page or pages of this document, and (2) each item described on ANNEX 1 attached to this document, each in form and substance satisfactory to Agent.

                  5. RATIFICATIONS. Borrower (A) ratifies and confirms all provisions of the Loan Papers as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Papers are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

                  6. REPRESENTATIONS. Borrower represents and warrants to Agent that as of the date of this document (A) all representations and warranties in the Loan Papers are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (B) no Material Adverse Event, Default or Potential Default exists.

                  7. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent=s counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

                  8. MISCELLANEOUS. This document is a 'Loan Paper' referred to in the Credit Agreement, and the provisions relating to Loan Papers in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this document by reference. Unless stated otherwise (A) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (B) headings and captions may not be construed in interpreting provisions, (C) this document must be construed, and its performance enforced, under Texas law, (D) if any part of this document is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (E) this document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

                  9.  ENTIRETIES.  THIS DOCUMENT  REPRESENTS THE FINAL AGREEMENT
         BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS DOCUMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  10. PARTIES. This document binds and inures to Borrower, Agent, Lenders, and their respective successors and assigns.

                         THIRD AMENDMENT SIGNATURE PAGE

         EXECUTED to be effective as of the date first stated above.


KANEB PIPE LINE OPERATING         CHASE BANK OF TEXAS, NATIONAL  ASSOCIATION,
PARTNERSHIP, as Borrower          formerly known as Texas Commerce Bank  N.A.,
                                  as Agent and Lender

By KANEB PIPE LINE COMPANY,
   General Partner

By Edward D. Doherty              By Donna German, Senior Vice President


                                  BANK OF MONTREAL, as a Lender

                                  By Donald G. Skipper, Director,
                                     U.S. Corporate Banking

         To induce Agent and Lenders to enter into this document, the undersigned consent and agree (A) to its execution and delivery, (B) that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Papers, and (C) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and their respective successors and permitted assigns.


KANEB PIPE LINE PARTNERS, L.P.                SUPPORT TERMINALS OPERATING
                                              PARTNERSHIP, L.P., as a Guarantor

By  KANEB PIPE LINE COMPANY,                  By  SUPPORT TERMINAL SERVICES INC.
    General Partner                               General Partner

By  Edward D. Doherty, Chairman               By  Edward D. Doherty, Chairman


STANTRANS, INC., AND SUPPORT                  STANTRANS PARTNERS, L.P.,
TERMINAL SERVICES, INC., as Guarantors        as a Guarantor

                                              By  STANTRANS, INC.,
                                                  General Partner

By  Edward D. Doherty, Chairman               By  Edward D. Doherty, Chairman
    of both the above corporations


STANTRANS HOLDING, INC.,
as a Guarantor